UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  May 16, 2005

Onyx Acceptance Owner Trust 2005-A

(Issuer with respect to Certificates)

Onyx Acceptance Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

333-113136	33-0639768
(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

27051 Towne Centre Drive Foothill Ranch, CA	92610
(Address of Principal Executive Office)	(Zip Code)

(949) 465-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On behalf of the Onyx Acceptance Owner Trust 2005-A, (the “Trust”), a trust created pursuant to the Trust Agreement, dated as of January 31, 2005, between Onyx Acceptance Financial Corporation, as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, N.A., as trust agent, the Registrant has caused to be filed with the Securities and Exchange Commission (the “Commission”), the April 2005 monthly Distribution Date Statement with respect to the Trust.  This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Owner Trust 2005-A, and Onyx Acceptance Corporation, as servicer, and the affirmative response thereto by the Commission, dated September 22, 1995.  The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust’s securityholders until and unless exempted under provisions of the Securities Exchange Act of 1934.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial Statements
None

(c)                                  Exhibits

Exhibit No.	Document Description

20	Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2005-A for the month of May 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onyx Acceptance Financial Corporation

By:	\s\ Don P. Duffy
Name: Don P. Duffy
Title: Chief Financial Officer